                                                                   EXHIBIT 10.43

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                      NO. 3
                           STOCK SUBSCRIPTION WARRANT

                      TO PURCHASE SERIES A COMMON STOCK OF

                      EDISON SCHOOLS , INC. (THE "COMPANY")

                   DATE OF INITIAL ISSUANCE: OCTOBER 18, 1999

         THIS CERTIFIES THAT for value received, TBCC FUNDING TRUST II or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Thirty Thousand (30,000) shares of Series A Common Stock, $0.01 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1.  DEFINITIONS.

         For all purposes of this Warrant, the following terms shall have the meanings indicated:

         COMMON STOCK - shall mean and include the Company's authorized Series A Common Stock, $0.01 par value, as constituted at the date hereof.

         EXCHANGE ACT - shall mean the Securities Exchange Act of 1934, as amended from time to time.

         SECURITIES ACT - the Securities Act of 1933, as amended.

         TERM OF THIS WARRANT - shall mean the period beginning on the date of initial issuance hereof and ending on October 18, 2004.

         WARRANT PRICE - $6.15 per share, subject to adjustment in accordance with Section 5 hereof.

         WARRANT - this Warrant, issued in connection with a Commitment Letter dated July 27, 1999 executed by the Company and Transamerica Business Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, or any permitted transferees from such original holder or this Holder.

         WARRANT SHARES - shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof.

SECTION 2.  EXERCISE OF WARRANT.

         2.1. PROCEDURE FOR EXERCISE OF WARRANT. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 11 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 11 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:

                               CS = WCS x (CMP-WP)
                              ---------------------
                                       CMP

Where

 CS     equals the number of shares of Common Stock to be issued to the Holder

 WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

 CMP    equals the Current Market Price (at the date of such calculation)

 WP     equals the Warrant Price (as adjusted to the date of such calculation)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.2. TRANSFER RESTRICTION LEGEND. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

         2.3 REDEMPTION. Notwithstanding anything herein to the contrary, the Company may redeem the Warrant from the Holder, if and to the extent not previously exercised, upon the occurrence of any of the following events (collectively, "Redemption Events"):

         (i) the Company's first sale of Common Stock to the public pursuant to a registration statement under the Securities Act which has been declared effective by the Securities and Exchange Commission ("SEC"), other than a registration statement on Form S-8 or any similar form (the "Initial Public Offering"), if the Company's underwriters request such redemption;

         (ii) the closing of a merger or consolidation of the Company with or into another entity if the Company is not the surviving entity (a "Merger"), or

         (iii) the sale of all or substantially all of the Company properties and assets (a "Sale").

         Prior to any such redemption, the Company shall give the Holder at least twenty (20) days prior written notice of its intent to redeem this Warrant. Such notice shall contain information with respect to the relevant Redemption Event, the date of redemption ("Redemption Date") and the redemption price (determined as set forth below), together with a description of the terms of the redemption of management options issued by the Company. The redemption price shall be the difference between the Warrant Price and (i) if the Redemption Event is a Merger or Sale, the per-share price of Common Stock in such Merger or Sale or (ii) if the Redemption Event is the Initial Public Offering, the public offering price of Common Stock, multiplied by the number of Warrant Shares the Holder is then entitled to purchase hereunder. Notwithstanding the foregoing, the Holder shall be entitled to exercise this Warrant subject to the terms and conditions of this Agreement at any time prior to the Redemption Date.

SECTION 3. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5. ADJUSTMENT OF WARRANT PRICE. The Warrant Price shall be subject to adjustment from time to time as follows:

         (i) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

         (ii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

         (iii) In the event (a) that the Company declares any distribution upon Common Stock, whether in cash, property, stock or other securities, (b) that the Company offers for subscription pro rata to holders of Common Stock any additional equity interests in the Company, (c) of a Merger or Sale, or (d) or any voluntary of involuntary dissolution, liquidation or winding up of the Company (each, a "Dissolution Event"); then, in connection with each such event, the Company shall provide the Holder:

                  (I) at least twenty (20) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which holders shall be entitled thereto) or for determining rights to vote in respect of such Merger, Sale or Dissolution Event; and

                  (II) in the case of a Merger, Sale or Dissolution Event, at least twenty (20) days prior written notice of occurrence thereof (and specifying the date on which the holders of Common Stock shall be entitled to exchange their shares of Common Stock or other securities for securities or other property deliverable upon such Merger, Sale or Dissolution Event).

         (iv) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

         (v) For the purpose of this Agreement the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (v) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (in its sole discretion) (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

         (vi) Whenever the Warrant Price shall be adjusted as provided in
Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (viii) of this Section 5.

         (vii) Adjustments made pursuant to clauses (i), (ii) and (iii) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

         (viii) In the event the Company shall propose to take any action of the types described in clauses (i), (ii), or (iii) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

         (ix) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6.  OWNERSHIP.

         6.1. OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

         6.2. TRANSFER AND REPLACEMENT. Except as provided below, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 11 hereof, provided, that the Holder shall not transfer this Warant or any rights hereunder to more than four transferees. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws. Notwithstanding anything herein to the contrary, this Warrant may not be transferred to a competitor of the Company.

SECTION 7. NOTICE OF EXTRAORDINARY DIVIDENDS. If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date.

SECTION 8. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 8, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER.

         The Holder hereby represents, warrants and covenants to the Company:

         (a) INVESTMENT PURPOSE. Neither the Warrant nor the Common Stock or other securities issuable upon exercise of the Warrant will be acquired with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same.

         (b) PRIVATE ISSUE. The Holder understands (i) that the Common Stock is not registered under the Securities Act or qualified under any applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 9.

         (c) DISPOSITION OF THE HOLDER'S RIGHTS. In no event will the Holder make a disposition of any of its rights to acquire Common Stock unless and until the Holder shall have provided the Company with (i) written notice of the proposed disposition, and (ii) if requested by the Company, an opinion of counsel (which counsel may be inside counsel to the Holder) satisfactory to the Company and the Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act has been taken or (B) an exemption from the registration requirements of the Securities Act and any state law is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights hereunder on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any securities when (1) such security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, (2) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or (3) a letter shall have been issued to the Holder at the request of the Holder by the staff of the SEC or a ruling shall have been issued to the Holder at its request by the SEC stating that no action shall be recommended by such staff or taken by the SEC, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of any securities issuable hereunder then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new Warrants.

         (d) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

         (e) RISK OF NO REGISTRATION. The Holder understands that the Common Stock has not been reviewed or approved by the SEC or any similar body not registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and, as of the date of execution of this Warrant, the Company has no obligation to so register the Common Stock, and if the Company does not register with the SEC pursuant to Section 12 or Section 15(d) of the 1934 Act, or file reports pursuant to Section 13 of the 1934 Act, or if a registration statement covering the securities under the Securities Act is not in effect when it desires to sell (i) the rights to purchase the Common Stock (or other securities) pursuant to this Warrant, or (ii) the Common Stock (or other securities into which the Warrant Shares are convertible) issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period.

         (f) CONFIDENTIAL INFORMATION. The Holder will not use or divulge any non-public information provided by or developed for the Holder in connection with this Warrant whether or not this Warrant remains in effect, except as may be required by law.

SECTION 10. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

         10.1. WILL RESERVE SHARES. The Company will reserve and set apart and have available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

         10.2. WILL NOT AMEND CERTIFICATE. The Company will not amend its Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

         10.3. WILL BIND SUCCESSORS. This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 11. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail or confirmed facsimile to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Phone:
(860)-677-6466, Fax (860) 677-6766 Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Phone: (847) 292-8900, Fax
(847) 685-1142 Attention: Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 521 Fifth Avenue, 16th Floor, New York, New York 10175, Phone: (212) 309-1600, Fax:
(212) 309-1604, Attention: Chief Financial Officer, with a copy to the Edison Project, Suite 1230, First Tennessee Plaza, 800 S. Gay Street, Knoxville, Tennessee, 37929, Telephone: (423) 546-0999, Facsimile: (423) 546-1090,
Attention: Laura Eshbaugh, and to Bill Winslow, Esq., Hale and Dorr, LLP, 1455 Pennsylvania Ave. NW, Washington, D.C. 20004,, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 12. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 13. LAW GOVERNING. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 14.  MISCELLANEOUS.

                  (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof

                  (b) All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Master Loan and Security Agreement.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 18th day of October, 1999.



                                              EDISON  SCHOOLS INC.

[CORPORATE SEAL]
                                              By:    /s/ Adam Field
                                                     ------------------------
                                              Title: SVP - Finance
                                                     ------------------------
TRANSAMERICA BUSINESS
CREDIT CORPORATION


By:   /s/ Gary P. Moro
      ------------------------
Name: Gary P. Moro
Title: Senior Vice President

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


         The undersigned hereby exercises the right to purchase _________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]
                          [   ]   makes payment of $__________ therefor; or

                          [   ]   directs the Company to
                                  issue ______ shares, and to
                                  withhold ____ shares in
                                  lieu of payment of the
                                  Warrant Price, as described
                                  in Section 2.1 of the
                                  Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:



         The shares are to be issued in certificates of the following denominations:



                                                  -----------------------------
                                                  [Type Name of Holder]


                                                  By:
                                                  -----------------------------
                                                  Title:
                                                  -----------------------------

Dated:
      -----------------------------

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                                   -----------------------------
                                                   [Type Name of Holder]


                                                   By:
                                                   -----------------------------
                                                   Title:
                                                   -----------------------------

Dated:
     -----------------------------

NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

         FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ___ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                                  -----------------------------
                                                  [Type Name of Holder]


                                                  By:
                                                  -----------------------------
                                                  Title:
                                                  -----------------------------

Dated:
      -----------------------------


NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.